UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2020
Data I/O Corporation
(Exact name of registrant as specified in its charter)

Washington	0-10394	91-0864123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6645 185th Ave. N.E., Suite 100, Redmond, WA 98052
(Address of principal executive offices, including zip code)

(425) 881-6444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DAIO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                                         □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act                                                                                                                                  □

Items reported in this filing:

Item 5.07:  Submission of Matters to a Vote of Security Holders

Item 5.02:  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Annual Meeting of Shareholders Voting Results.

FIRST:                  The Annual Meeting of Shareholders of Data I/O Corporation was convened at 10 a.m. Pacific, on May 18, 2020, at the Company’s headquarters, 6645 185th Ave NE, Suite 100, Redmond, Washington.

SECOND:            There were issued and outstanding on March 19, 2020, the record date, 8,221,447 shares of Common Stock.

THIRD:                There were present at said meeting in person or by proxy, shareholders of the Corporation who were the holders of 7,114,116 (83.90%) shares of Common Stock entitled to vote, thereby constituting a quorum.

FOURTH:            The following nominees for election as Directors, to hold office for a term as defined in the proxy statement and until their successors are duly elected and qualified, received the number of votes set opposite their respective name:

Nominee	For	Withheld	Broker Non-votes
Anthony Ambrose	4,062,668	193,813	2,857.635
John D. Delafield	4,057,735	198,746	2,857.635
Alan B. Howe	2,586,498	1,669,983	2,857.635
Douglas W. Brown	3,946,567	309,914	2,857.635
Mark J. Gallenberger	4,057,935	198,546	2,857.635

The aforesaid nominees have been elected as Director.

              FIFTH:                 The proposal to ratify the continued appointment of Grant Thornton LLP as the Company’s independent auditors, received the following votes:

                                                                                                                                  Percentage of For &

                                                                                      Votes                             Against on this Proposal

For                                                                         7,025,528                                   98.75

Against                                                                       67,496                                     0.95

Abstain                                                                       21,092                                     0.30

The foregoing proposal has been approved.

              SIXTH:                 The advisory vote (Say on Pay) approving the compensation of the Company’s named executive officers, received the following votes:

                                                                                                                                  Percentage of For &

                                                                                      Votes                             Against on this Proposal

For                                                                         3,865,018                                   90.80

Against                                                                     229,285                                     5.39

Abstain                                                                     162,178                                     3.81

Broker non-votes:                                               2,857,635

The foregoing proposal has been approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          Data I/O Corporation

May 18, 2020                                 By _/s/Joel S. Hatlen_________

                                                          Joel S. Hatlen

                                                          Vice President

                                                          Chief Operating & Financial Officer

                                                          Secretary and Treasurer